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VUL/SVUL ADDENDUM TO APPLICATION
HOME OFFICE LOCATION: SYRACUSE, NEW YORK  13202

                                      LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
                   ADMINISTRATIVE MAILING ADDRESS:  HARTFORD, CONNECTICUT  06103
                                                                  B15 NY- PAGE 1
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1a.  Name of Proposed Insured A  (FIRST, MIDDLE INITIAL & LAST)

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1b.  Name of Proposed Insured B  (FIRST, MIDDLE INITIAL & LAST)

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1c.  Name of Owner  (PROVIDE FULL LEGAL NAME)

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2.  Age 100 No-Lapse Provision?  / / YES  / / NO  SEE THE PRODUCT PROSPECTUS FOR DETAILS OF THE NO-LAPSE PROVISIONS.  AVAILABILITY
VARIES BY PRODUCT AND STATE. THIS PROVISION IS NOT AVAILABLE WITH DEATH BENEFIT OPTION 3

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 3. What level of risk are you most comfortable assuming for the underlying investment options in your life insurance policy?

     (CHECK ONE ONLY.)   / /  Aggressive     / /  Moderately Aggressive     / /  Moderate     / /  Moderately Conservative
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4.  INITIAL PREMIUM PAYMENT ALLOCATIONS  ALLOCATION TO ANY ONE LINE MUST BE 1% OR MORE.  USE WHOLE PERCENTAGES ONLY.
    GRAND TOTAL OF ALL ALLOCATIONS MADE IN THIS SECTION OF THE APPLICATION MUST EQUAL 100%.  REFER TO SECTION 7 FOR DOLLAR COST
    AVERAGING ALLOCATIONS.
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_________ % FIXED ACCOUNT Transfer(s) from the Fixed Account may be subject to limitations in timing or amount. SEE THE PRODUCT
PROSPECTUS FOR ANY SUCH LIMITATIONS ON TRANSFERS.
---------------------------------------------------------------- -------------------------------------------------------------------
[AIM VARIABLE INSURANCE FUNDS                                    FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
---------------------------------------------------------------- -------------------------------------------------------------------
          Growth Fund (Series I)                                           Franklin Small Cap Fund  (Class 1)
---------                                                        ---------
          International Equity Fund (Series I)                             Templeton Growth Securities Fund (Class 1)
---------                                                        ---------
                                                                 -------------------------------------------------------------------
          Value Fund (Series I)                                  JANUS ASPEN SERIES
---------                                                        -------------------------------------------------------------------
----------------------------------------------------------------
ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.                               Aggressive Growth Portfolio ( Service Shares)
---------------------------------------------------------------- ---------
          AllianceBernstein Small Cap Value Portfolio (Class A)            Balanced Portfolio (Service Shares)
---------                                                        ---------
          Growth and Income Portfolio (Class A)                            Worldwide Growth Portfolio (Service Shares)
---------                                                        ---------
                                                                 -------------------------------------------------------------------
          Premier Growth Portfolio (Class A)                     LINCOLN NATIONAL FUNDS
---------                                                        -------------------------------------------------------------------
          Technology Portfolio (Class A)                                   LN Aggressive Growth Fund, Inc.
---------                                                        ---------
----------------------------------------------------------------
AMERICAN FUNDS INSURANCE SERIES                                            LN Bond Fund, Inc.
---------------------------------------------------------------- ---------
          Global Small Capitalization Fund (Class 2)                       LN Capital Appreciation Fund, Inc.
---------                                                        ---------
          Growth Fund  (Class 2)                                           LN Global Asset Allocation Fund, Inc.
---------                                                        ---------
          Growth-Income Fund  (Class 2)                                    LN International Fund, Inc.
---------                                                        ---------
          International Fund (Class 2)                                     LN Money Market Fund, Inc.
---------                                                        ---------
----------------------------------------------------------------
DELAWARE GROUP PREMIUM FUND                                                LN Social Awareness Fund, Inc.
---------------------------------------------------------------- ---------
                                                                 -------------------------------------------------------------------
          Growth and Income Series (Standard Class)              MFS(R)VARIABLE INSURANCE TRUST
---------                                                        -------------------------------------------------------------------
          High Yield Series (Standard Class)                               Capital Opportunities Series (Initial Class)
---------                                                        ---------
          REIT Series (Standard Class)                                     Emerging Growth Series (Initial Class)
---------                                                        ---------
          Small Cap Value Series (Standard Class)                          Total Return Series (Initial Class)
---------                                                        ---------
          Trend Series (Standard Class)                                    Utilities Series (Initial Class)
---------                                                        ---------
                                                                 -------------------------------------------------------------------
          U. S. Growth Series (Standard Class)                   NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
---------                                                        -------------------------------------------------------------------
----------------------------------------------------------------
DEUTSCHE ASSET MANAGEMENT VIT FUNDS TRUST                                  Mid-Cap Growth Portfolio
---------------------------------------------------------------- ---------
          EAFE(R) Equity Index Fund                                          Regency Portfolio
---------                                                        ---------
                                                                 -------------------------------------------------------------------
          Equity 500 Index Fund                                  PUTNAM VARIABLE TRUST
---------                                                        -------------------------------------------------------------------
          Small Cap Index Fund                                             Growth & Income Fund (Class IB)
---------                                                        ---------
----------------------------------------------------------------
FIDELITY VARIABLE INSURANCE PRODUCTS FUND                                  Health  Sciences Fund (Class IB)
---------------------------------------------------------------- ---------
                                                                 -------------------------------------------------------------------
          Contrafund Portfolio (Service Class)                   OTHER:
                                                                 -------------------------------------------------------------------
---------
          Equity-Income Portfolio (Service Class)
---------                                                        -------------------------------------------------------------------
          Growth Portfolio (Service Class)
---------                                                        -------------------------------------------------------------------
          Overseas Portfolio (Service Class)
                                                                                                                      ]
---------                                                        -------------------------------------------------------------------

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NOTE: ALL PAYMENTS AND VALUES PROVIDED BY THE LIFE INSURANCE POLICY WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE VARIABLE ACCOUNT
ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT. THE DEATH BENEFIT PROCEEDS AND THE CASH VALUES MAY INCREASE OR DECREASE IN
ACCORDANCE WITH THE EXPERIENCE OF THE VARIABLE ACCOUNT. ALSO, THE DEATH BENEFIT PROCEEDS MAY BE VARIABLE OR FIXED UNDER SPECIFIED
CONDITIONS.
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B15 NY
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                                                                 B15 NY - PAGE 2
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ELECTRONIC TRANSFER AUTHORIZATION

5a.   I/We authorize telephone transfer instruction for :       / /  Myself/Ourselves       / /  Registered Representative/Agent

5b.   I/We authorize internet transfer instructions for:        / /  Myself/Ourselves       / /  Registered Representative/Agent

      I/We acknowledge that neither the Company nor any person authorized by the Company will be responsible for any claim, loss, liability or expense in connection with an electronic transfer if the Company or such other person acted upon an electronic transfer instruction in good faith in reliance on this authorization.
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6.    AUTOMATIC  REBALANCING (THIS SERVICE IS NOT AVAILABLE IF DOLLAR COST AVERAGING IS SELECTED.  IF A BOX IS NOT CHECKED,
      AUTOMATIC REBALANCING WILL NOT BE PROVIDED AT ISSUE.)     / /  Quarterly     / /  Semi-Annual   / /  Annual
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             ****************** COMPLETE QUESTIONS 7a - 7d, ONLY IF ELECTING DOLLAR COST AVERAGING. ******************
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DOLLAR COST AVERAGING IF DOLLAR COST AVERAGING (DCA) IS ELECTED, AN INITIAL PREMIUM ALLOCATION MUST BE MADE TO THE MONEY MARKET
FUND OR FIXED ACCOUNT (IF AVAILABLE, SEE PRODUCT PROSPECTUS). THESE TRANSFERS WILL CONTINUE FOR THE PERIOD SELECTED BELOW OR UNTIL
THE MONEY MARKET FUND OR FIXED ACCOUNT IS EXHAUSTED OR THE PROGRAM IS TERMINATED, WHICHEVER OCCURS EARLIER.
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7a.   Select one account to automatically transfer dollar amounts from:
      / / Money Market (DCA FROM THE MONEY MARKET TO THE MONEY MARKET IS NOT ALLOWED.)
      / / Fixed Account (IF AVAILABLE, SEE PRODUCT PROSPECTUS.)
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7b.   Dollar Cost Averaging over the following period: (CHECK ONE.)   / /  12 Months (OR 4 QUARTERS)  / /  24 Months (OR 8 QUARTERS)
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7c.   Select ONE Transfer Option (SEE THE PRODUCT PROSPECTUS FOR THE MINIMUM PER TRANSFER):
            ---
          $_____________ monthly                      $_____________ quarterly
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7d.   DOLLAR COST AVERAGE ALLOCATIONS: (ALLOCATION TO ANY ONE LINE MUST BE 1% OR MORE.  USE WHOLE PERCENTAGES ONLY. GRAND TOTAL
      OF ALL ALLOCATIONS MADE IN THIS SECTION OF THE APPLICATION MUST EQUAL 100% .
---------------------------------------------------------------- -------------------------------------------------------------------
[AIM VARIABLE INSURANCE FUNDS                                    FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
---------------------------------------------------------------- -------------------------------------------------------------------
          Growth Fund (Series I)                                           Franklin Small Cap Fund  (Class 1)
---------                                                        ---------
          International Equity Fund (Series I)                             Templeton Growth Securities Fund (Class 1)
---------                                                        -------------------------------------------------------------------
          Value Fund (Series I)                                  JANUS ASPEN SERIES
---------                                                        -------------------------------------------------------------------
----------------------------------------------------------------
ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.                               Aggressive Growth Portfolio ( Service Shares)
--------- ------------------------------------------------------ ---------
          AllianceBernstein Small Cap Value Portfolio (Class A)            Balanced Portfolio (Service Shares)
---------                                                        ---------
          Growth and Income Portfolio (Class A)                            Worldwide Growth Portfolio (Service Shares)
---------                                                        -------------------------------------------------------------------
          Premier Growth Portfolio (Class A)                     LINCOLN NATIONAL FUNDS
---------                                                        -------------------------------------------------------------------
          Technology Portfolio (Class A)                                   LN Aggressive Growth Fund, Inc.
---------                                                        ---------
----------------------------------------------------------------
AMERICAN FUNDS INSURANCE SERIES                                            LN Bond Fund, Inc.
---------------------------------------------------------------- ---------
          Global Small Capitalization Fund (Class 2)                       LN Capital Appreciation Fund, Inc.
---------                                                        ---------
          Growth Fund  (Class 2)                                           LN Global Asset Allocation Fund, Inc.
---------                                                        ---------
          Growth-Income Fund  (Class 2)                                    LN International Fund, Inc.
---------                                                        ---------
          International Fund (Class 2)                                     LN Money Market Fund, Inc. (NOT ALLOWED FROM MONEY
                                                                           MARKET.)
---------                                                        ---------
----------------------------------------------------------------
DELAWARE GROUP PREMIUM FUND                                                LN Social Awareness Fund, Inc.
---------------------------------------------------------------- ---------
                                                                 -------------------------------------------------------------------
          Growth and Income Series (Standard Class)              MFS(R)VARIABLE INSURANCE TRUST
---------                                                        -------------------------------------------------------------------
          High Yield Series (Standard Class)                               Capital Opportunities Series (Initial Class)
---------                                                        ---------
          REIT Series (Standard Class)                                     Emerging Growth Series (Initial Class)
---------                                                        ---------
          Small Cap Value Series (Standard Class)                          Total Return Series (Initial Class)
---------                                                        ---------
          Trend Series (Standard Class)                                    Utilities Series (Initial Class)
---------                                                        ---------
          U. S. Growth Series (Standard Class)                   -------------------------------------------------------------------
---------                                                        NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
---------------------------------------------------------------- -------------------------------------------------------------------
DEUTSCHE ASSET MANAGEMENT VIT FUNDS TRUST                                  Mid-Cap Growth Portfolio
---------------------------------------------------------------- ---------
          EAFE(R) Equity Index Fund                                          Regency Portfolio
---------                                                        ---------
                                                                 -------------------------------------------------------------------
          Equity 500 Index Fund                                  PUTNAM VARIABLE TRUST
---------                                                        -------------------------------------------------------------------
          Small Cap Index Fund                                             Growth & Income Fund (Class IB)
---------                                                        ---------
----------------------------------------------------------------
FIDELITY VARIABLE INSURANCE PRODUCTS FUND                                  Health  Sciences Fund (Class IB)
---------------------------------------------------------------- ---------
                                                                 -------------------------------------------------------------------
          Contrafund Portfolio (Service Class)                   OTHER:
---------                                                        -------------------------------------------------------------------
          Equity-Income Portfolio (Service Class)
---------                                                        --------- ---------------------------------------------------------
          Growth Portfolio (Service Class)
---------                                                        --------- ---------------------------------------------------------
          Overseas Portfolio (Service Class)                                                                            ]
---------                                                        --------- ---------------------------------------------------------

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                                                                  B15 NY- PAGE 3

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SUITABILITY ANSWERS TO QUESTIONS 8a - 15 ARE NOT REQUIRED IF THE POLICY OWNER IS A TRUST.
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8a.  Total Net Worth      $                   8b.  Total Household Income (EARNED & UNEARNED)
                          ------------------                                                                    --------------------
8c.  Liquid Net Worth     $                   8d.  How much of Net Worth is in Stocks, Bonds and Mutual Funds?
                          ------------------                                                                    --------------------

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9.   Total face value of other Life Insurance?
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10.  Marital Status: (CHECK ONE.)      / / Single      / / Married     / / Divorced     / / Widowed      / / Separated
--------------------------------------------------------------- --------------------------------------------------------------------
11.  Number of Dependents:                                      12.  Date of Birth:
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13.  Source of Premium Dollars: (CHECK ONE.)     / / Corporate    / / Individual     / / Irrevocable Trust
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14.  Current Employer Name & Address:
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15.  Occupation: (CHECK ONE.)  / / Business Owner    / / Executive  / / Professional  / / Retiree   / / Other: ________________
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16.  Tax Filing Status: (CHECK ONE.)  / / Single   / / Head of Household  / / Partnership    / / Non Taxable
                                      / / Joint    / / Corporation        / / Trust          / / Other _________________
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17.  Time Horizon: (CHECK ONE.)         5 - 7 years     8 - 10 years     11 - 15  years    Other _________________
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18.  For this policy, I/we am/are comfortable assuming: (CHECK ONE.)     / / Low Risk  / / Moderate Risk  / / High Risk
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19.  Name of any person(s) authorized to transact business on behalf of this entity:
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20.  Does the Policy Owner have any affiliation with, or work for, a member of a Stock Exchange or the National Association of Securities Dealers, Inc., or other entity in dealing as agent or principal in securities?  (IF "YES", PROVIDE THE NAME
     AND ADDRESS OF THE COMPANY BELOW.)  / / Yes  / / No

     Company Name & Address:
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21.  Name of Broker/Dealer: (PLEASE PRINT.)
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     Address:
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     Telephone:                                                         Field Office Code:
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I/WE UNDERSTAND THAT VARIABLE UNIVERSAL LIFE IS A LIFE INSURANCE POLICY.

I/WE HAVE A CURRENT NEED FOR LIFE INSURANCE.

I/WE UNDERSTAND THAT THE CASH VALUE AND DEATH BENEFIT PROCEEDS OF A VARIABLE UNIVERSAL LIFE POLICY MAY INCREASE OR DECREASE BASED
UPON THE INVESTMENT EXPERIENCE OF THE SUB-ACCOUNTS, AND THAT A DECREASE IN CASH VALUE MAY CAUSE A LAPSE IN THE POLICY AND LOSS OF
LIFE INSURANCE COVERAGE.

I/WE HAVE READ THE QUESTIONS AND ANSWERS IN THIS VUL/SVUL ADDENDUM TO APPLICATION (ADDENDUM TO APPLICATION) AND DECLARE THAT THEY
ARE COMPLETE AND TRUE TO THE BEST OF MY (OUR) KNOWLEDGE AND BELIEF. I/WE AGREE, A) THAT THIS ADDENDUM TO APPLICATION AND
APPLICATION SHALL FORM A PART OF ANY POLICY ISSUED, AND B) THAT NO AGENT/REPRESENTATIVE OF THE COMPANY SHALL HAVE THE AUTHORITY TO
WAIVE A COMPLETE ANSWER TO ANY QUESTION IN THIS ADDENDUM TO APPLICATION, MAKE OR ALTER ANY CONTRACT, OR WAIVE ANY OF THE COMPANY'S
OTHER RIGHTS OR REQUIREMENTS.

I/WE ACKNOWLEDGE RECEIPT OF THE CURRENT PRODUCT PROSPECTUS AND FUNDS PROSPECTUS(ES).

I/WE HAVE BEEN INFORMED OF THE RISKS INVOLVED IN THIS LIFE INSURANCE POLICY AND I/WE BELIEVE THE VUL/SVUL PRODUCT IS SUITABLE GIVEN
MY/OUR OVERALL OBJECTIVE TOWARDS INVESTING AND TIME HORIZON.

ILLUSTRATIONS OF BENEFITS, INCLUDING DEATH BENEFITS, POLICY VALUES AND CASH SURRENDER VALUES ARE AVAILABLE UPON REQUEST.


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SIGNATURE OF OWNER/TRUSTEE(PROVIDE OFFICER'S       WITNESS (LICENSED REPRESENTATIVE)                     DATE
TITLE IF POLICY IS OWNED BY A CORPORATION.)


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DATED AT (CITY AND STATE)


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SIGNATURE OF FIELD INVESTMENT REVIEWER                                DATE
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